Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2011 of AOL Inc. (“the Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his respective knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2012	/s/ TIMOTHY M. ARMSTRONG
Timothy M. Armstrong
Chairman and Chief Executive Officer (Principal Executive Officer)

Date: February 24, 2012	/s/ ARTHUR MINSON
Arthur Minson
Executive Vice President and Chief Financial Officer (Principal Financial Officer)